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                                  VIAGENE, INC.

                 AMENDED AND RESTATED 1993 INCENTIVE STOCK PLAN


          ARTICLE 1. INTRODUCTION.

          The Plan was originally adopted by the Board on October 27, 1993, and was approved by the Company's stockholders on November 11, 1993. The Plan was amended and restated by the Board of Directors on March 21, 1994. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging directors, key employees and consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of directors, key employees and consultants with exceptional qualifications and (c) linking directors, key employees and consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

          The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

          ARTICLE 2. ADMINISTRATION.

          2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board. The Board also may appoint a separate committee of the Board, composed of one or more directors of the Company who need not be disinterested. Such separate committee may administer the Plan with respect to Key Employees who are not officers or directors of the Company, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards, subject to any limitations that the Board may impose.

          2.2 DISINTERESTED DIRECTORS. A member of the Board shall be deemed to be "disinterested" only if he or she satisfies (a) such requirements as the Securities and Exchange Commission may establish for disinterested administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (b) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. Subject to the foregoing, an Outside Director shall not fail to be "disinterested" solely because he or she receives the NSO grants described in
Section 4.2.

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          2.3  COMMITTEE RESPONSIBILITIES.  The Committee shall (a) select the
Key Employees who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

          ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

          3.1 BASIC LIMITATION. Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Restricted Shares, Stock Units and Options awarded under the Plan shall not exceed 774,367. (No additional grants shall be made under the Prior Plan after the Effective Date.) The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

          3.2 ADDITIONAL SHARES. If any Restricted Shares, Stock Units or Options are forfeited or if any Options terminate for any other reason before being exercised, then such Restricted Shares, Stock Units or Options shall again become available for Awards under the Plan. If any restricted shares or options under the Prior Plan are forfeited or if any options under the Prior Plan terminate for any other reason before being exercised, then such restricted shares or options shall become available for additional Awards under this Plan. However, if Options are surrendered upon the exercise of related SARS, then such Options shall not be restored to the pool available for Awards.

          3.3 DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units or Options available for Awards, whether or not such dividend equivalents are converted into Stock Units.

          ARTICLE 4. ELIGIBILITY.

          4.1 GENERAL RULES. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. In addition, only Key Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOS. Key Employees who are Outside Directors shall only be eligible for the grant of the NSOs described in Section 4.2.

          4.2 OUTSIDE DIRECTORS. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

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          (a)  Outside Directors shall receive no Awards other than the NSOs described in this Section 4.2.

          (b) Each Outside Director who first becomes a member of the Board after the Effective Date shall receive a one-time grant of an NSO covering 10,000 Common Shares (subject to adjustment under Article 10). Such Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in equal daily increments over a five-year period.

          (c) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Common Shares (subject to adjustment under Article 10). Such NSO shall become exercisable in full on the first anniversary of the date of grant.

          (d) All NSOs granted to an Outside Director under this Section 4.2 shall also become exercisable in full in the event of (i) the termination
     of such outside Director's service because of death, total   and permanent
     disability or voluntary retirement at or after age 70 or (ii) a Change in Control with respect to the Company.

          (e) The Exercise Price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

          (f) All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earliest of (i) the 10th anniversary of the date of grant, (ii) the date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (iii) the date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Section 4.2 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for the purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

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           4.3  TEN-PERCENT STOCKHOLDERS.  A Key Employee who owns more than 10%
of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

          ARTICLE 5. OPTIONS.

          5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          5.2 AWARDS NONTRANSFERABLE. No Option granted under the Plan shall be transferable by the Optionee other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          5.3 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 200,000 Common Shares, subject to adjustment in accordance with Section 10.

          5.4 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an ISO shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant, and the Exercise Price under an NSO shall not be less than the par value of a Common Share.

          5.5 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may pro-

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vide for expiration prior to the end of its term in the event of the termination of the Optionee's service. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

          5.6 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is at reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options (and any SARs included therein) shall become fully exercisable as to all Common Shares subject to such Options.

          5.7 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

          ARTICLE 6. PAYMENT FOR OPTION SHARES.

          6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

          6.2   SURRENDER OF STOCK.    To the extent that this Section 6.2 is
applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value

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on the date when the new Common Shares are purchased under the Plan.

          6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note; provided that the par value of newly issued Common Shares must be paid in lawful money of the U.S. at the time when such Common Shares are purchased.

          6.6 OTHER FORMS OF PAYMENT. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

          ARTICLE 7. STOCK APPRECIATION RIGHTS.

          7.1 GRANT OF SARS. At the discretion of the Committee, an SAR may be included in each Option granted under the Plan, other than the NSOs granted to Outside Directors under Section 4.2. Such SAR shall entitle the Optionee (or any person having the right to exercise the Option after his or her death) to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company Common Shares or cash, or a combination of Common Shares and cash, as the Committee shall determine. If an SAR is exercised, the number of Common Shares remaining subject to the related Option shall be reduced accordingly, and vice versa.
The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of an SAR shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the surrendered portion of the Option exceeds the Exercise Price. In no event shall any SAR be exercised if such Fair Market Value does not exceed the Exercise Price. An SAR may be included in an ISO only at the time of -grant but may be included in an NSO at the

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time of grant or at any subsequent time, but not later than six months before the expiration of such NSO.

          7.2 EXERCISE OF SARS. An SAR may be exercised to the extent that the option in which it is included is exercisable, subject to the restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an option expires, the Exercise Price under such Option is less than the Fair Market Value on such date but any portion of such Option has not been exercised or surrendered, then any SAR included in such Option shall automatically be deemed to be exercised as of such date with respect to such portion. An Option granted under the Plan may provide that it will be exercisable as an SAR only in the event of a Change in Control.

          ARTICLE 8. RESTRICTED SHARES AND STOCK UNITS.

          8.1 TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOS, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs are exercised.

          8.2 PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient shall be required to pay the Company in lawful money of the U.S. an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Stock Units or treasury shares, no cash consideration shall be required of Award recipients.

          8.3 VESTING CONDITIONS. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant' s death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

          8.4 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of cash, in the form of Common Shares, or in any combination of both. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or

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have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

          8.5 DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

          8.6 CREDITORS, RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

          ARTICLE 9. VOTING AND DIVIDEND RIGHTS.

          9.1 RESTRICTED SHARES. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

          9.2 STOCK UNITS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan shall carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination
of both.    Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

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          ARTICLE 10.  PROTECTION AGAINST DILUTION.

          10.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options, Restricted Shares and Stock Units available for future Awards under Article 3, (b) the number of NSOs to be granted to Outside Directors under Section 4.2, (c) the number of Stock Units included in any prior Award which has not yet been settled, (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

          10.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

          ARTICLE 11.  LONG-TERM PERFORMANCE AWARDS.

          The Company may grant long-term performance awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall reduce the number of Common Shares available under Article 3.

          ARTICLE 12.  LIMITATION ON RIGHTS.

          12.1  RETENTION RIGHTS.    Neither the Plan nor any Option granted
under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate

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of incorporation and by-laws and a written employment agreement (if any).

          12.2 STOCKHOLDERS RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

          12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

          ARTICLE 13.  LIMITATION ON PAYMENTS.

          13.1 APPLICATION. This Article 13 shall not apply to an Award unless the Committee, at the time of making such Award, specified in writing that this
Article 13 shall apply to such Award. If this Article 13 applies to an Award, then it shall prevail over any contrary provision of the Plan.

          13.2 BASIC RULE. If this Article 13 is applicable and if the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Key Employee, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment") , would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 13, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

          13.3 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Key Employee notice to that effect and a copy of the detailed calculation thereof and of the Reduced

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Amount, and the Key Employee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Key Employee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Key Employee promptly of such election. For purposes of this Article 13, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this
Article 13 shall be binding upon the Company and the Key Employee and shall be made within 60 days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Key Employee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Key Employee in the future such amounts as become due to him or her under the Plan.

          13.4 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Key Employee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Key Employee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Key Employee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Key Employee, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

          13.5  RELATED CORPORATIONS.     For purposes of this Article 13, the
term "Company" shall include affiliated

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corporations to the extent determined by the Auditors in accordance with section
280G(d)(5) of the Code.

          ARTICLE 14.  WITHHOLDING TAXES.

          14.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the receipt or vesting of such payment or distribution. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

          14.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold a portion of any Common Shares that otherwise would be issued to him or her or by surrendering a portion of any Common Shares that previously were issued to him or her. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

          ARTICLE 15.  ASSIGNMENT OR TRANSFER OF AWARDS.

          Except as provided in Article 14, any Award granted under the Plan shall not be anticipated, assigned, attached, optioned, garnished, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Article 15 shall be void. However, this Article 15 shall not preclude a Participant from designating a beneficiary who will receive any undistributed Awards in the event of the Participant's death, nor shall it preclude a transfer by will or by the laws of descent and distribution. In addition, neither this Article 15 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares or Stock Units to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares or Stock Units from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares or Stock Units held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

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          ARTICLE 16.  FUTURE OF THE PLAN.

          16.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the Effective Date, subject to the approval of the Company's stockholders. The Plan shall remain in effect until it is terminated under
Section 16.2, except that no ISOs shall be granted after March 20, 2004.

          16.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan, except that the provisions of Section 4.2 relating to the amount, price and timing of Option grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

          ARTICLE 17.  DEFINITIONS.

          17.1 "AWARD" means any award of an Option (with or without a related
SAR), a Restricted Share or a Stock Unit under the Plan.

          17.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

          17.3 "CHANGE IN CONTROL" means the occurrence of either of the following events:

          (a) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (i) Had been directors of the Company 24 months prior to such change; or

               (ii) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (b) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

          17.4 "CODE" means the Internal Revenue Code of 1986, as amended.

          17.5 "COMMITTEE" means a committee of the Board, as described in
Article 2.

          17.6 "COMMON SHARE" means one share of the Common Stock of the Company.

          17.7 "COMPANY" means Viagene, Inc., a Delaware corporation.

          17.8 "EFFECTIVE DATE" means January 6, 1994.

          17.9 "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

          17.10 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

          17.11 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          (b) If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

          (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market

     Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

          17.12 "ISO" means an incentive stock option described in section 422(b) of the Code.

          17.13 "KEY EMPLOYEE" means (a) a key common-law employee of the Company or of a Subsidiary, as determined by the Committee, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.1 and 4.2.

          17.14 "NSO" means an employee stock option not described in sections 422 or 423 of the Code.

          17.15 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

          17.16 "OPTIONEE" means an individual or estate who holds an option.

          17.17 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law employee of the Company or of a Subsidiary.

          17.18 "PARTICIPANT" means an individual or estate who holds an Award.

          17.19 "PLAN" means this Viagene, Inc. 1993 Incentive Stock Plan, as it may be amended from time to time.

          17.20     "PRIOR PLAN" means the 1989 Stock Plan of Viagene, Inc.

          17.21 "RESTRICTED SHARE" means a Common Share awarded under the Plan.

          17.22 "SAR" means a stock appreciation right granted under the Plan.
                                      -15-

           17.23 "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

          17.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

          17.25 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share and awarded under the Plan.

          17.26 "SUBSIDIARY" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          ARTICLE 18.  EXECUTION.

          To record the amendment and restatement of the Plan by the Board of Directors on March 21, 1994, the Company has caused its duly authorized officer to execute the same.


                                        VIAGENE, INC.

                                        By
                                        -------------------------------
                                        Robert T. Abbott
                                        President and Chief Executive Officer

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                        INCENTIVE STOCK OPTION AGREEMENT



Viagene, Inc., a Delaware corporation ("Viagene"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Viagene, Inc. 1993 Incentive Stock Plan (the "Plan").

Date of Option Grant:  ______________________ ____, 199__

Name of Optionee:  ________________________________________________________

Optionee's Social Security Number:  ____-____-____

Number of Shares of Viagene Common Stock Covered by Option:  ________

Exercise Price per Share: $ ___.___

Vesting Start Date:  _______________ ___, 199__

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.



Optionee:  _______________________________________________________________
                              (Signature)


Viagene:  ________________________________________________________________
                              (Signature)

        Title:  ____________________________________________




ATTACHMENT

                     VIAGENE, INC 1993 INCENTIVE STOCK PLAN:

                        INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE      This option is intended to be an incentive stock option under
STOCK OPTION   section 422 of Internal Revenue Code and will be interpreted accordingly.

VESTING Your right to exercise this option vests on a daily basis over the four-year period starting on the Vesting Start Date, as shown on the cover sheet. The fraction of the total number of shares for which this option will be exercisable at any given time is equal to the product of 0.000684932 times the number of days of Viagene service that have elapsed since the Vesting Start Date. The resulting number of shares will be rounded to the nearest whole number. No part of this option, however, is exercisable until you have completed six consecutive months of service with Viagene. No additional shares become exercisable after your Viagene service has terminated for any reason.

               In addition, the entire option vests and will be exercisable in full in the event that Viagene is subject to a "Change in Control" (as defined at the end of this Agreement).

TERM Your option will expire in any event at the close of business at Viagene headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Viagene service terminates, as described below.)

REGULAR        If your service as an employee, director, consultant or advisor
TERMINATION    of Viagene (or any subsidiary) terminates for any reason except death or total and permanent disability, then your option will expire at close of business at Viagene headquarters on the 90th day after your termination date.

               Viagene determines when your service terminates for this purpose.

DEATH If you die as an employee, consultant or advisor of Viagene (or any subsidiary), then your option will expire at the close of business at Viagene headquarters on the date twelve months after the date of death. During that twelve-month period, your estate, heirs or beneficiary may exercise any previously unexercised portion of your option.

DISABILITY          If your service as an employee, director, consultant or
                    advisor of Viagene (or any subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the date twelve (12) months after your termination date.

                    "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of no less than one year.

LEAVES OF ABSENCE   For purposes of this option, your service does not terminate when you go on a military leave, a sick leave or another
                    BONA FIDE leave of absence, if the leave was approved by Viagene in writing. But your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by contract. And, your service terminates when the approved leave ends, unless you immediately return to active work.

                    Viagene determines which leaves count for this purpose.

RESTRICTIONS        Viagene will not permit you to exercise this option if the
ON EXERCISE         issuance of shares at that time would violate any law or
                    regulation.

NOTICE OF           When you wish to exercise this option, you must notify
EXERCISE            Viagene by filing the proper "Notice or Exercise" form at
                    the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).
                    The notice will be effective, when it is received by Viagene.

                    If someone else wants to exercise this option after your death, that person must prove to Viagene's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT     When you submit your notice of exercise, you must include
                    payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                    - Your personal check, a cashier's check or a money order.

                    - Irrevocable directions to a securities broker approved by Viagene to sell your option shares and to deliver all or a portion of the sale proceeds to Viagene in payment of the option price. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by Viagene.

                    - Certificates for Viagene stock that you have owned for at least 6 months, along with any forms needed to effect a transfer of the shares to Viagene. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

WITHHOLDING         You will not be allowed to exercise this option unless you
TAXES               make acceptable arrangements to pay any withholding taxes
                    that may be due as a result of the option exercise.

RESTRICTIONS        By signing this Agreement, you agree not to sell any option
ON RESALE           shares at a time when applicable laws or Viagene policies
                    prohibit a sale. This restriction will apply as long as you are an employee of Viagene (or a subsidiary).

TRANSFER OF         Prior to your death, only you may exercise this option.  You
OPTION              cannot transfer or assign this option.  For instance, you
                    may not sell this option or use it as security for a loan.
                    If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by a properly executed and delivered beneficiary designation.

                    Regardless of any marital property settlement agreement Viagene is not obligated to honor a notice of exercise from your former spouse, nor is Viagene obligated to recognize your former spouse's interest in your option in any other way.

RETENTION           Your option or this Agreement does not give you the right to
RIGHTS              be retained by Viagene (or any subsidiaries) in any
                    capacity. Viagene (and any subsidiaries) reserves the right to terminate your service at any time, with or without cause.

STOCKHOLDER         You, or your estate, beneficiary or heirs, have no rights as
RIGHTS              a stockholder of Viagene until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS         In the event of a stock split a stock dividend or similar
                    change in Viagene stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW      This Agreement will be interpreted and enforced under the
                    laws of the State of California.

THE PLAN AND        The text of the Plan is incorporated in this Agreement by
OTHER AGREEMENTS    reference.

                    This Agreement and the Plan constitute the entire understanding between you and Viagene regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

DEFINITION OF       For purposes of this Agreement, the term "Change in Control"
"CHANGE IN          means:
CONTROL"

(1) A change in the composition of Viagene's Board of Directors as a result of which fewer than one-half of the incumbent directors are directors (the "Continuing Directors") who either

               (a) Had been directors of Viagene 24 months prior to such change; or

               (b) Were elected, or nominated for election, to Viagene's Board of Directors with the affirmative votes of a majority of the directors who had been directors of Viagene 24 months prior to such change and who were still in office at the time of the election or nomination; or

(2) Any "person" (as such term is used in sections 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of Viagene representing 50% or more of the combined voting power of Viagene's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the, right to vote at elections of directors (the "Base Capital Stock'), except that any change in the relative beneficial ownership of Viagene's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Viagene.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                        INCENTIVE STOCK OPTION AGREEMENT



Viagene, Inc., a Delaware corporation ("Viagene"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Viagene, Inc. 1993 Incentive Stock Plan (the "Plan").

Date of Option Grant:  ______________________ ____, 199__

Name of Optionee:  ________________________________________________________

Optionee's Social Security Number:  ____-____-____

Number of Shares of Viagene Common Stock Covered by Option:  ________

Exercise Price per Share: $ ___.___

Vesting Start Date:  _______________ ___, 199__

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.



Optionee:  _______________________________________________________________
                              (Signature)


Viagene:  ________________________________________________________________
                              (Signature)

        Title:  ____________________________________________




ATTACHMENT

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                        INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE           This option is intended to be an incentive stock option
STOCK OPTION        under section 422 of the Internal Revenue Code and will be interpreted accordingly.

VESTING Your right to exercise this option vests on a daily basis over the five-year period starting on the Vesting Start Date, as shown an the cover sheet. The fraction of the total number of shares for which this option will be exercisable at any given time is equal to the product of
                    0.000547645126 times the number of days of Viagene service that have elapsed since the Vesting Start Date. The resulting number of shares will be rounded to the nearest whole number. No part of this option, however, is exercisable until you have completed six consecutive months of service with Viagene. No additional shares become exercisable after your Viagene service has terminated for any reason.

                    In addition, the entire option vests and will be exercisable in full in the event that Viagene is subject to a "Change in Control" (as defined at the end of this Agreement).

TERM Your option will expire in any event at the close of business at Viagene headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Viagene service terminates, as described below.)

REGULAR             If your service as an employee of Viagene (or any
TERMINATION         subsidiary) terminates for any reason except death or total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the 90th day after your termination date.

                    Viagene determines when your service terminates for this purpose.

DEATH If you die as an employee of Viagene (or any subsidiary), then your option will expire at the close of business at Viagene headquarters on the date six months after the date of death. During that six-month period, your estate, heirs or beneficiary may exercise the vested portion of your option.

DISABILITY          If your service as an employee of Viagene (or any
                    subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the date six months after your termination date.

                    "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

LEAVES OF           For purposes of this option, your service does not terminate
ABSENCE             when you go on a military leave, a sick leave or another
                    BONA FIDE leave of absence, if the leave was approved by
                    Viagene in writing.   But your service will be treated as
                    terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. And your service terminates in any event when the approved leave ends, unless you immediately return to active work.

                    Viagene determines which leaves count for this purpose.

RESTRICTIONS        Viagene will not permit you to exercise this option if the
ON EXERCISE         issuance of shares at that time would violate any law or
                    regulation.

NOTICE OF           When you wish to exercise this option, you must notify
EXERCISE            Viagene by filing the proper "Notice of Exercise" form at
                    the address given on the form. Facsimiles are not acceptable. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by Viagene.

                    If someone else wants to exercise this option after your death, that person must prove to Viagene's satisfaction that he or she is entitled to do so.

FORM OF             When you submit your notice of exercise, you must include
PAYMENT             payment of the option price for the shares you are
                    purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                    * Your personal check, a cashier's check or a money order.

                    * Irrevocable directions to a securities broker approved by Viagene to sell your option shares and to deliver all or a portion of the sale proceeds to Viagene in payment of the option price. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by Viagene.

                    * Certificates for Viagene stock that you have owned for at least six months, along with any forms needed to effect a transfer of the shares to Viagene. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

WITHHOLDING         You will not be allowed to exercise this option unless you
TAXES               make acceptable arrangements to pay any withholding taxes
                    that may be due as a result of the option exercise.

RESTRICTIONS        By signing this Agreement, you agree not to sell any option
ON RESALE           shares at a time when applicable laws or Viagene policies
                    prohibit a sale. This restriction will apply as long as you are an employee of Viagene (or a subsidiary).

TRANSFER OF         Prior to your death, only you may exercise this option.  You
OPTION              cannot transfer or assign this option.  For instance, you
                    may not sell this option or use it as security for a loan.
                    If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by a properly executed and delivered beneficiary designation.

                    Regardless of any marital property settlement agreement, Viagene is not obligated to honor a notice of exercise from your former spouse, nor is Viagene obligated to recognize your former spouse's interest in your option in any other way.

RETENTION           Your option or this Agreement do not give you the right to
RIGHTS              be retained by Viagene (or any subsidiaries) in any
                    capacity. Viagene (and any subsidiaries) reserve the right to terminate your service at any time, with or without cause.


STOCKHOLDER         You, or your estate or heirs, have no rights as a
RIGHTS              stockholder of Viagene until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS         In the event of a stock split, a stock dividend or a similar change in Viagene stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW      This Agreement will be interpreted and enforced under the
                    laws of the State of California.


THE PLAN AND        The text of the Plan is incorporated in this Agreement by
OTHER AGREE-        reference.
MENTS
                    This Agreement and the Plan constitute the entire understanding between you and Viagene regarding this option.
                    Any prior agreements, commitments or negotiations concerning this option are superseded.

DEFINITION OF       For purposes of this Agreement, the term "Change in Control"
"CHANGE IN          means:
CONTROL"

(1) A change in the composition of Viagene's Board of Directors as a result of which fewer than one-half of the incumbent directors are directors (the "Continuing Directors") who either:

     (a)  Had been directors of Viagene 24 months prior to such change; or.

     (b) Were elected, or nominated for election, to Viagene's Board of Directors with the affirmative votes of a majority of the directors who had been directors of Viagene 24 months prior to such change and who were still in office at the time of the election or nomination; or

(2) Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of Viagene representing 50% or more of the combined voting power of Viagene's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"), except that any change in the relative beneficial ownership of Viagene's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Viagene.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                       NONSTATUTORY STOCK OPTION AGREEMENT



Viagene, Inc., a Delaware corporation ("Viagene"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Viagene, Inc. 1993 Incentive Stock Plan (the "Plan").

Date of Option Grant:  _____________ ____, 199__

Name of Optionee:  _______________________________________________________

Optionee's Social Security Number:  ____--____--____

Number of Shares of Viagene Common Stock Covered by Option:
_____
Exercise Price per Share: $___.___

Vesting Start Date:  _____________ ____, 199___


     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.



Optionee:  _______________________________________________________________
                              (Signature)




Viagene:  ________________________________________________________________
                              (Signature)

          Title:  _____________________________




ATTACHMENT

                                                      Director's Annual Vesting
                                                               Revised  7/28/94

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                       NONSTATUTORY STOCK OPTION AGREEMENT


NONSTATUTORY   This option is not intended to be an incentive stock option
STOCK OPTION   under section 422 of the Internal Revenue Code.

VESTING Your right to exercise this option vests and becomes exercisable in full twelve months after the Vesting Start Date.

               In addition, the entire option vests and will be exercisable in full in the event (i) that Viagene is subject to a "Change in Control" (as defined at the end of this Agreement) or (ii) of the termination of your service because of death, "total or permanent disability" (as defined below under the heading "Disability") or voluntary retirement at or after age 70.

TERM Your option will expire in any event at the close of business at Viagene headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Viagene service terminates, as described below.)

REGULAR        If your service as an employee, director, consultant
TERMINATION    or advisor of Viagene (or any subsidiary) terminates for any reason except death or total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the 90th day after your termination date.

               Viagene determines when your service terminates for this purpose.

DEATH If you die as an employee, consultant or advisor of Viagene (or any subsidiary), then your option will expire at the close of business at Viagene headquarters on the date twelve months after the date of death. During that twelve-month period, your estate, heirs or beneficiary may exercise any previously unexercised portion of your option.

DISABILITY     If your service as an employee, director, consultant or advisor of Viagene (or any subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the date twelve (12) months after your termination date.

               "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

LEAVES OF      For purposes of this option, your service does not terminate when
ABSENCE        you go on a military leave, a sick leave or another BONA FIDE leave of absence, if the leave was approved by Viagene in writing. But your service will be treated is terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by contract. And, your service terminates when the approved leave ends, unless you immediately return to active work.

               Viagene determines which leaves count for this purpose.

RESTRICTIONS   Viagene will not permit you to exercise this option if the
ON EXERCISE    issuance of shares at that time would violate any law or
               regulation.

NOTICE OF      When you wish to exercise this option, you must notify Viagene by
EXERCISE       filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by Viagene.

               If someone else wants to exercise this option after your death, that person must prove to Viagene's satisfaction that he or she is entitled to do so.

FORM OF        When you submit your notice of exercise, you must include payment
PAYMENT        of the option price for the shares you are purchasing.  Payment may be made in one (or a combination of two or more) of the following forms:

               *    Your personal check, a cashier's check or a money order.

               * Irrevocable directions to a securities broker approved by Viagene to sell your option shares and to deliver all or a portion of the sale proceeds to Viagene in payment of the option price. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by Viagene.

               * Certificates for Viagene stock that you have owned for at least 6 months, along with any forms needed to effect a transfer of the shares to Viagene. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

WITHHOLDING    You will not be allowed to exercise this option unless you make
TAXES          acceptable arrangements to pay any withholding taxes that may be due as a result of the option exercise.

RESTRICTIONS   By signing this Agreement, you agree not to sell any option
ON RESALE      shares at a time when applicable laws or Viagene policies
               prohibit a sale. This restriction will apply as long as you are an employee of Viagene (or a subsidiary).

TRANSFER OF    Prior to your death, only you may exercise this option.  You
OPTION         cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by a properly executed and delivered beneficiary designation.

               Regardless of any marital property settlement agreement, Viagene is not obligated to honor a notice of exercise from your former spouse, nor is Viagene obligated to recognize your former spouse's interest in your option in any other way.

RETENTION      Your option or this Agreement does not give you the right to be
RIGHTS         retained by Viagene (or any subsidiaries) in any capacity.
               Viagene (and any subsidiaries) reserves the right to terminate your service at any time, with or without cause.

STOCKHOLDER    You, or your estate, beneficiary or heirs, have no rights as a
RIGHTS         stockholder of Viagene until a certificate for your Option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS    In the event of a stock split, a stock dividend or a similar change in Viagene stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.


APPLICABLE     This Agreement will be interpreted and enforced under the laws of
LAW            the State of California.

THE PLAN AND   The text of the Plan is incorporated in this Agreement by
OTHER AGREE-   reference.
MENTS
               This Agreement and the Plan constitute the entire understanding between you and Viagene regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

DEFINITION OF
"CHANGE        For purposes of this Agreement, the term "Change in Control"
IN CONTROL"    means:

(1) A change in the composition of Viagene's Board of Directors as a result of which fewer than one-half of the incumbent directors are directors (the "Continuing Directors") who either:

     (a)  Had been directors of Viagene 24 months prior to such change; or

     (b) Were elected, or nominated for election, to Viagene's Board of Directors with the affirmative votes of a majority of the directors who had been directors of Viagene 24 months prior to such change and who were still in office at the time of the election or nomination; or

(2) Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of Viagene representing 50% or more of the combined voting power of Viagene's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"), except that any change in the relative beneficial ownership of Viagene's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Viagene.



BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

                    VIAGENE, INC. 1993 INCENTIVE STOCK PLAN:

                       NONSTATUTORY STOCK OPTION AGREEMENT



Viagene, Inc., a Delaware corporation ("Viagene"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Viagene, Inc. 1993 Incentive Stock Plan (the "Plan").

Date of Option Grant:                   , 199
                      -----------  -----     ---
Name of Optionee:
                  --------------------------------------------------------------
Optionee's Social Security Number:          -          -
                                   ---------  ---------  ---------
Number of Shares of Viagene Common Stock Covered by Option:

----------
Exercise Price per Share: $       .
                           ------- ------
Vesting Start Date:                  , 199
                    ---------  -----      ---

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.




Optionee:
          ----------------------------------------------------------------------
                              (Signature)




Viagene:
          ----------------------------------------------------------------------
                              (Signature)

          Title:




ATTACHMENT
----------
20327993

                                                  5-Year Daily  Vesting
                                                        Revised  2/9/93


                  VIAGENE, INC.  1993  INCENTIVE  STOCK  PLAN:

                       NONSTATUTORY STOCK OPTION AGREEMENT


Nonstatutory             This option is not intended to be an incentive stock
Stock Option             option under section 422 of the Internal Revenue Code.

Vesting Your right to exercise this option vests on a daily basis over the five-year period starting on the Vesting Start Date, as shown on the cover sheet. The fraction of the total number of shares for which this option will be exercisable at any given time is equal to the product of 0.000547645126 times the number of days of Viagene service that have elapsed since the Vesting Start Date. The resulting number of shares will be rounded to the nearest whole number. No part of this option, however, is exercisable until you have completed six consecutive months of service with Viagene. No additional shares become exercisable after your Viagene service has terminated for any reason.

                         In addition, the entire option vests and will be exercisable in full in the event that Viagene is subject to a "Change in Control" (as defined at the end of this Agreement).

Term Your option will expire in any event at the close of business at Viagene headquarters on the day before the 10th anniversary of the Date of Grant, as shown on the cover sheet. (it will expire earlier if your Viagene service terminates, as described below.)

Regular                  If your service as an employee, director, consultant or
Termination              advisor of Viagene (or any subsidiary) terminates for
                         any reason except death or total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the 90th day after your termination date.

                         Viagene determines when your service terminates for this purpose.





20327993                               -2-

Death If you die as an employee, consultant or advisor of Viagene (or any subsidiary), then your option will expire at the close of business at Viagene headquarters on the date six months after the date of death.
                         During that six-month period, your estate, heirs or beneficiary may exercise the vested portion of your option.

Disability               If your service as an employee, director, consultant or
                         advisor of Viagene (or any subsidiary) terminates because of your total and permanent disability, then your option will expire at the close of business at Viagene headquarters on the date six months after your termination date.

                         "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of                For purposes of this option, your service does not
Absence                  terminate when you go on a military leave, a sick leave
                         or another BONA FIDE leave of absence, if the leave was approved by Viagene in writing. But your service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by contract. And, your service terminates when the approved leave ends, unless you immediately return to active work.

                         Viagene determines which leaves count for this purpose.

Restrictions             Viagene will not permit you to exercise this option if
on Exercise              the issuance of shares at that time would violate any
                         law or regulation.





20327993                               -3-

Notice of                When you wish to exercise this option, you must notify
Exercise                 Viagene by filing the proper "Notice of Exercise" form
                         at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by Viagene.

                         If someone else wants to exercise this option after your death, that person must prove to Viagene's satisfaction that he or she is entitled to do so.

Form of                  When you submit your notice of exercise, you must
Payment                  include payment of the option price for the shares you
                         are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                         . Your personal check, a cashier's check or a money order.

                         . Irrevocable directions to a securities broker approved by Viagene to sell your option shares and to deliver all or a portion of the sale proceeds to Viagene in payment of the option price. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by Viagene.

                         . Certificates for Viagene stock that you have owned for at least 6 months, along with any forms needed to effect a transfer of the shares to Viagene.
                              The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

Witholding               You will not be allowed to exercise this option unless
Taxes                    you make acceptable arrangements to pay any withholding
                         taxes that may be due as a result of the option exercise.

Restrictions             By signing this Agreement, you agree not to sell option
on Resale                shares at a time when applicable laws or Viagene
                         policies prohibit a sale. This restriction will apply as long as you are an employee of Viagene (or a subsidiary).

20327993                               -4-

Transfer of              Prior to your death, only you may exercise this option.
Option                   You cannot transfer or assign this option.  For
                         instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid.
                         You may, however; dispose of this option in your will or by a properly executed and delivered beneficiary designation.

                         Regardless of any marital property settlement agreement, Viagene is not obligated to honor a notice of exercise from your former spouse, nor is Viagene obligated to recognize your former spouse's interest in your option in any other way.

Retention                Your option or this Agreement does not give you the
Rights                   right to be retained by Viagene (or any subsidiaries)
                         in any capacity. Viagene (and any subsidiaries) reserves the right to terminate your service at any time, with or without cause.

Stockholder              You, or your estate, beneficiary or heirs, have no
Rights                   rights as a stockholder of Viagene until a certificate
                         for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments              In the event of a stock split, a stock dividend or a
                         similar change in Viagene stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law           This Agreement will be interpreted and enforced under
                         the laws of the State of California.

The Plan and             The text of the Plan is incorporated in this Agreement
Other Agree-             by reference.
ments
                         This Agreement and the Plan constitute the entire understanding between you and Viagene regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.



20327993                               -5-